UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 2, 2010

Community Shores Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-51166 (Commission File Number)	38-3423227 (IRS Employer Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan (Address of principal executive offices)	49441 (Zip Code)

Registrant’s telephone number, including area code 231-780-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          Our wholly owned subsidiary, Community Shores Bank (the “Bank”), has entered into a Consent Order with the Federal Deposit Insurance Corporation (“FDIC”) and the Michigan Office of Financial and Insurance Regulation (“OFIR”) that was issued by the FDIC and OFIR, and became effective, September 2, 2010. The FDIC and OFIR are the primary banking regulators for the Bank. The Bank agreed to the terms of the Consent Order without admitting or denying any charge of unsafe or unsound banking practices relating to capital, asset quality, or earnings. The Consent Order imposes no fines or penalties on the Bank. The Consent Order will remain in effect and enforceable until it is modified, terminated, suspended, or set aside by the FDIC and OFIR.
          Prior to the issuance of the Consent Order, the Bank’s Board of Directors and management had already commenced initiatives and strategies to address a number of the issues noted in the Consent Order. The Bank continues to work in cooperation with its regulators.
          The Consent Order, among other things, requires the following:
•	The Bank is required, within 120 days, to have and retain qualified management. While the Consent Order is in effect, the Bank must obtain the approval of the Regional Director of the FDIC’s Chicago Regional Office (the “Regional Director”) and OFIR’s Chief Deputy Commissioner (the “Chief Deputy”) prior to adding any individual to the Bank’s Board of Directors or employing any individual as a senior executive officer.

•	The Bank is required, within 30 days, to retain an independent third party acceptable to the Regional Director and the Chief Deputy to develop an analysis and assessment of the Bank’s management needs for the purpose of providing qualified management for the Bank.

•	The Bank’s Board of Directors (the “Board of Directors”) is required to continue its participation in the affairs of the Bank, assuming full responsibility for the approval of sound policies and objectives and for the supervision of all of the Bank’s activities.

•	The Bank is required to charge off any loans or other assets classified as “Loss” in the Report of Examination dated March 1, 2010 (the “ROE”) or subsequent bank regulatory reports of examination or visitation.

•	The Bank may not extend additional credit to any borrower that has had a loan or any other extension of credit charged off or classified as “Loss” in the ROE, so long as such credit remains uncollected.

•	The Bank may not extend any additional credit to any borrower whose loan or other credit has been classified “Substandard,” “Doubtful,” or “Special Mention,”

in the ROE, and is uncollected; unless the Bank’s Board of Directors or a designated committee of the Board, has adopted, prior to the extension of credit, a detailed written statement giving the reasons why such extension of credit is in the best interest of the Bank.

•	The Bank is required, within 90 days, to implement a plan to reduce the Bank’s risk position in each asset in excess of $250,000 which is more than 90 days delinquent or classified “Substandard” in the ROE.

•	The Bank is required, within 60 days, to implement a floor plan lending policy to address the recommendations in the ROE, and improve procedures for valuing loans and other real estate that are collateralized by residential plat developments.

•	The Bank is required, within 90 days, to have and maintain its level of Tier 1 capital, as a percentage of its total assets, at a minimum of 8.5%, and its level of qualifying total capital, as a percentage of risk-weighted assets, at a minimum of 11%.

•	The Bank not declare or pay any dividend without the prior written consent of the Regional Director and the Chief Deputy.

•	The Bank is required, within 90 days, to implement a written profit plan and a comprehensive budget for all categories of income and expense for calendar year 2011. A written plan and budget is also required to be prepared for subsequent years while the Consent Order is in effect.

•	Prior to the submission of each Report of Condition and Income, the Board of Directors is required to review the adequacy of the Bank’s allowance for loan and lease losses, and provide for an adequate allowance.

•	The Bank is required, within 90 days, to adopt a written contingency funding plan.

•	The Bank is required, within 60 days, to formulate a written plan to reduce the Bank’s reliance on brokered deposits.

•	The Bank is required, within 90 days, to adopt and implement a comprehensive strategic plan. The Board of Directors is required to evaluate the Bank’s performance in relation to the strategic plan quarterly, within 30 days from the end of each quarter. The plan is required to be revised 30 days prior to the end of each calendar year during which the Consent Order is in effect.
            The summary of the Consent Order set forth above is qualified in its entirety by reference to the Consent Order, which is filed with this report as Exhibit 10.1 and incorporated here by reference. The Bank entered into a Stipulation to the Issuance of the Consent Order, dated August 25, 2010, that was accepted by the FDIC and OFIR as of September 2, 2010. The Stipulation includes the Bank’s consent to the entry of the Consent Order, and is filed with this report as Exhibit 10.2.
Forward-Looking Statements — Cautionary Statement
          This report may be deemed to contain forward-looking statements. Forward-looking statements may be based on managements current beliefs, expectations, plans or intentions. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Any forward-looking statements in this report are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guaranties of future results and involve risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Our ability to fully comply with all of the requirements of the Consent Order, including maintaining specified capital levels, is not entirely within our control, and is not assured. Our ability to comply with the requirements of the Consent Order may be affected by many factors, including the availability of capital and other funds, the extent of repayment of loans by borrowers, declines in the value of collateral, including real estate, the Bank’s ability to realize on collateral, actions that may be taken by our lender in connection with our outstanding $5 million term loan, and actions by bank regulators. Failure to comply with provisions of the Consent Order may result in further regulatory action that could have a material adverse effect on us and our shareholders, as well as the Bank. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise after the date of this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Consent Order issued and effective September 2, 2010.

10.2	Stipulation to the Issuance of a Consent Order

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Shores Bank Corporation
By:	/s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President, Chief Financial Officer and Treasurer

Date: September 7, 2010

Exhibit Index

Exhibit Number	Description
10.1	Consent Order issued and effective September 2, 2010.

10.2	Stipulation to the Issuance of a Consent Order